UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

WORDLOGIC CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 West Georgia Street, Suite 2400
Vancouver, British Columbia, Canada V6B 4N7
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 257-3660

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a -12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i)

On January 18, 2008, the Company formally informed Cordovano and Honeck LLP of their dismissal as the Company’s independent registered public accountant due to an inability to fulfill the partner rotation requirements in Section 203 of the Sarbanes-Oxley Act.

(ii)

The reports of Cordovano and Honeck LLP on the Company’s consolidated financial statements as of and for the period ended December 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the period from May 27, 2003 (inception of Company) and through January 18, 2008, there have been no disagreements with Cordovano and Honeck LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Cordovano and Honeck LLP would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)

The Company has requested that Cordovano and Honeck LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Cordovano and Honeck LLP is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(1)

On January 18, 2008, the Company engaged Manning Elliott LLP as its new independent registered public accounting firm. During the two most recent fiscal years and through January 18, 2008, the Company had not consulted with Manning Elliott LLP regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Manning Elliott LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Cordovano and Honeck LLP to the Securities and Exchange Commission, dated March 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 2008	WORDLOGIC CORPORATION

By: /s/ Franklin R. Evanshen
Franklin R. Evanshen
President, Chief Executive Officer,
Director